Asset Impairments (Detail) (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2013		Dec. 31, 2012
Impaired Long-Lived Assets Held and Used [Line Items]
Asset impairment	435		265
Dakota, Minnesota & Eastern Railroad - West
Impaired Long-Lived Assets Held and Used [Line Items]
Asset impairment	435	[1]
Powder River Basin and Other Investment
Impaired Long-Lived Assets Held and Used [Line Items]
Asset impairment			185	[2],[3]
Railroad Transportation Equipment
Impaired Long-Lived Assets Held and Used [Line Items]
Asset impairment			80	[4]

[1]	Dakota, Minnesota & Eastern Railroad - West On January 2, 2014, the Company executed an agreement with Genesee & Wyoming Inc. ("G&W") for the sale of a portion of CP's DM&E line between Tracy, Minnesota and Rapid City, South Dakota, Colony, Wyoming and Crawford, Nebraska and connecting branch lines ("DM&E West"). The sale, which is subject to regulatory approval by the U.S. Surface Transportation Board, is expected to generate approximately US$215 million in gross proceeds, subject to closing adjustments, and is expected to close in 2014. At December 31, 2013, CP has classified DM&E West as an asset held for sale carried at CDN$222 million, being its estimated fair value less estimated direct selling costs. As a result, in the fourth quarter of 2013, the Company recorded an asset impairment charge and accruals for future costs associated with the sale totaling CDN$435 million ($257 million after-tax). The components of the asset impairment charge and charge for the accruals, which are subject to closing adjustments, that were recorded against income as "Asset impairments" are as follows: (in millions of Canadian dollars) 2013 Property, plant and equipment $ 426 Intangible assets 2 Goodwill 6 Total asset impairment charge 434 Accruals for future costs 1 Total charge $ 435
[2]	Includes impairment of other investment of $5 million
[3]	Powder River Basin impairment As part of the acquisition of DM&E in 2007, CP acquired the option to build a 260 mile extension of its network into coal mines in the Powder River Basin ("PRB"). Due to continued deterioration in the market for domestic thermal coal, including a sharp deterioration in 2012, in the fourth quarter of 2012 CP deferred plans to extend its rail network into the PRB coal mines indefinitely. As a result of this decision and in light of the declined market conditions, CP has evaluated the recoverability of the carrying amount of PRB assets and determined that this exceeded the estimated fair value by $180 million. The estimated fair value represents the expected proceeds from the sale of the acquired land, as determined by a comparable market assessment. Other costs associated with the acquisition of DM&E and accumulated by CP since acquisition have been written down to $nil. The amount of the impairment associated with this indefinite deferral was $180 million ($107 million after-tax). The components of the PRB impairment that were charged against income as "Asset impairments" in 2012 are as follows: (in millions of Canadian dollars) 2012 Option impairment (Note 15) $ 26 Construction plans, including capitalized interest 134 Land, land option appraisals, including capitalized interest 20 Total impairment $ 180
[4]	Impairment loss on locomotives In the fourth quarter of 2012, CP reached a decision to dispose of a certain series of locomotives to improve operating efficiencies, and accordingly performed an impairment test on these assets. The impairment test determined that the net book value of these locomotives exceeded their estimated fair value by $80 million. The estimated fair value represents the expected future cashflows from the disposal of these locomotives. The impairment charge of $80 million ($59 million after tax) was recorded in "Asset impairments" and charged against income.